SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 5, 2007 (February 1, 2007)
Fentura Financial, Inc.

(Exact name of registrant as specified in its charter)
Michigan

(State or other jurisdiction of incorporation)

0-23550	38-2806518

(Commission File Number)	(IRS Employer Identification No.)

175 North Leroy Street
P.O. Box 725
Fenton, Michigan	48430-0725

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (810) 629-2263
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
          The following information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.
          On February 1, 2007, Fentura Financial, Inc. issued a news release to report its financial results for the quarter and year ended December 31, 2006. The release is furnished as Exhibit 99.1 hereto.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number
99.1	Press Release, dated February 1, 2007.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FENTURA FINANCIAL, INC. (Registrant)
By:	/s/Ronald L. Justice
Ronald L. Justice, SVP-Corporate
Governance & Investor Relations

Dated: February 5, 2007

EXHIBIT INDEX

Exhibit Number
99.1	Press Release, dated February 1, 2007

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